THIS INDENTURE MADE THE 14TH DAY OF NOVEMBER 1996

                  IN PURSUANCE OF THE SHORT FORM OF LEASES ACT



BETWEEN


                   SPANTER DEVELOPMENTS INC.
                   a corporation incorporated under the laws of Canada


                   hereinafter called the "Lessor"


                                                             OF THE FIRST PART


-   and -

                   MIAD SYSTEMS LTD.
                   a corporation incorporated under the laws of the Province of Ontario hereinafter called the "Lessee"


                                                             OF THE SECOND PART



                WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Lessee to be respectively paid, observed and performed, the Lessor hath demised and leased and by these presents doth demise and lease unto the Lessee Unit 7 containing an area of 5,295.10 square feet more or less as outlined in red on Schedule "A" hereto annexed (hereinafter referred to as the "Premises") in a multiple occupancy industrial building municipally known as No. 43 Riviera Drive constructed on Part of Block 4, Registered Plan 65M-2l35 and Part of Lot 5, Concession 4, in the Town of Markham, in the Regional Municipality of York designated as Parts 3, 5, 7, 10 and 11 on Reference Plan 65R-8848 and Part 10 on Reference Plan 65R-5592 and Parts 12 and 32 on Reference Plan 65R-5567 (hereinafter referred to as the "Lands"), together with all necessary ingress and egress therefrom.

                TO HAVE AND TO HOLD the Premises for and during the term of two (2) years computed from the 1st day of December 1996 and ending on the 30th day of November 1998 (hereinafter referred to as the "Term").

                YIELDING AND PAYING THEREFOR unto the Lessor at such place or places in the Country of Canada as the Lessor shall designate from time to time in writing:

(a) During the first twelve months of the Term the sum of TWENTY-ONE THOUSAND ONE HUNDRED EIGHTY DOLLARS AND FORTY CENTS ($21,180.40) per annum, (calculated at the rate of $4.00 per square foot per annum based on an area of 5,295.10 Square feet) payable in lawful money of Canada in advance on the first day of each and every month during the first twelve months of the Term, the first of such payments to be made on the 1st day of December 1996.

(b) During the last twelve months of the Term the sum of TWENTY-TWO THOUSAND FIVE HUNDRED FOUR DOLLARS AND EIGHTEEN CENTS ($22,504.18) per annum, (calculated at the rate of $4.25 per square feet) payable in lawful money of Canada in advance on the first day of each and every month during the last twelve months of the Term, the first of such payments to be made on the 1st day of December 1997.

                The Additional Rent for the calendar year 1996 is estimated at $2.00 per square foot per annum subject to readjustment, if necessary.

                The Lessor acknowledges receipt by its agent of cheque from the Lessee in the amount of FIVE THOUSAND SEVEN HUNDRED FOURTEEN DOLLARS AND THIRTEEN CENTS ($5,714.13) as a deposit to be applied as follows:

(a) The sum of TWO THOUSAND SEVEN HUNDRED NINETY-EIGHT DOLLARS AND FIVE CENTS ($2,798.05) on account of the rent payable for the first (1st) month of the Term.

(b) The sum of TWO THOUSAND NINE HUNDRED SIXTEEN DOLLARS AND EIGHT CENTS ($2,916.08) on account of the rent payable for the last month of the Term.

                The Lessor and Lessee acknowledge that there are located on the Lands two multiple occupancy industrial buildings municipally known as Nos. 43 and 45 Riviera L3rive, and that the said two industrial buildings together with the Lands will be treated as a single property for realty tax purposes, insurance purposes and allocation of common expenses, and accordingly the said two industrial buildings will be hereinafter collectively referred to as "the Building".

1.              LESSEE'S COVENANTS

        (a)     Rent
                ----
                To pay the rent hereby reserved on the days and in the manner aforesaid.


        (b)     Repair
                ------
                To repair, maintain and keep the Premises in good and substantial repair (reasonable wear and tear and damage by fire, lightning and tempest and structural defects only being excepted, unless caused by the negligent acts or omission of the Lessee, its employees, agents, invitees, suppliers or sub-tenants, or agents and servants of suppliers, licencees or sub-tenants).

        (c)     Use of Premises
                ---------------
                That the Premises will during the Term be used for storage and warehouse purposes only, provided such use shall not contravene any by-law regulation or statute of the Town of Markham or other relevant governmental authority.

        (d)     Removal and Restoration by the Lessee
                -------------------------------------

                (i) All alterations, decorations, additions and improvements made by the Lessee, or made by the Lessor on the Lessee's behalf (other than the Lessee's trade fixtures) shall immediately upon installation or affixation become the property of the Lessor without compensation therefor to the Lessee. Such alterations, decorations, additions or improvements shall not be removed from the Leased Premises either during or at the expiration or earlier termination of the Term except that:

                        (1) The Lessee may during the Term in the usual or normal course of its business and with the prior written consent of the Lessor remove its trade fixtures, provided such trade fixtures have become excess for the Lessee's purpose or the Lessee is substituting new and similar trade fixtures therefor, and provided that in each case, (1) the Lessee is not in default under this Lease; and (2) such removal is done at the Lessee's sole cost and expense; and

                        (2) The Lessee shall, at the expiration of the Term, at its own cost, remove all its trade fixtures and such of its leasehold improvements and fixtures installed in the Leased Premises as the Lessor requires to be removed.

                (ii) If the Lessee does not remove its trade fixtures at the expiration or earlier termination of the Term, the trade fixtures shall, at the option of the Lessor, become the property of the Lessor and may be removed from the Leased Premises and sold or disposed of by the Lessor in such manner as it deems advisable.

                (iii) The Lessee shall, in the case of every such installation or removal either during or at the expiration of the Term effect the same at times designated by the Lessor and promptly make good any damage caused to the Leased Premises or the Building by the installation or removal of any such alteration, decoration, addition or improvement.

        (e)     Lessee Not to Alter Partitions
                ------------------------------
                That the Lessee will not erect, affix, remove or change the location or style of any partitions or fixtures or make any alterations of or additions to the Premises without the written consent of the Lessor being first had and obtained, such consent not to be unreasonably withheld.


        (f)     Lessee to Give Notice of Accidents or Defects
                ---------------------------------------------
                That the Lessee will give the Lessor prompt written notice of any accident or defect in the sprinkler system, water pipes, drains, heating or air-conditioning apparatus, telephone, electric or any other wires in any part of the said Building.

        (g)     Insolvency of Lessee
                --------------------
                That, if the term hereby granted or the goods and chattels of the Lessee or any Assignee or sub--tenant shall be at any time seized or taken in execution or attachment, or if the Lessee or any Assignee or sub--tenant shall make an assignment for the benefit of creditors or shall become bankrupt or insolvent, or shall make a sale under the Bulk Sales Act (Ontario) in respect of goods in the Premises, without the consent of the Lessor, such consent not to be unreasonably withheld or being a company shall become subject to any legislative enactment relating to liquidation or winding-up, either voluntary or compulsory, the Term shall immediately become forfeited and void, and an amount equivalent too the next ensuring three months' rent shall be at once due and payable.

        (h)     Waiver of Exemptions
                --------------------
                That the Lessee waives and renounces the benefit of any present or future Act, of the Legislature of this Province in which the Premises are situate, taking away or limiting the Lessor's right of distress and agrees with the Lessor that notwithstanding any such enactment the Lessee's goods and chattels on the Premises from time to time shall be subject to distress for rent; and that the Lessee shall maintain on the Premises at all times, goods and chattels of sufficient value, that if seized and sold under a Distress Warrant a sum will be realized equivalent to three months' rent; the Lessor to have the right to distrain at any time of the day or night, whether or not the Premises are occupied by any person at the time, and for the purpose of so distraining to make forcible entry if necessary, and to have the right to distrain the said goods, chattels and effects, either on the Premises or at any other place to which they have been removed, within thirty days after removal and to have the right after distress has been effected to remove any goods, chattels or effects or any part thereof, to any other premises.

        (i)     Damage and Destruction
                ----------------------
                That if during the Term or any renewal thereof, the Building shall be destroyed or damaged by fire or the elements then the following provisions shall have effect:

                (i) If the damage or destruction is such that the Building is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy the Premises and if in either event the damage, in the reasonable opinion of the Lessor, to be given to the Lessee within ten days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and twenty

                        (120) days from the happening of such damage or destruction, then either the Lessor or the Lessee may within five (5) days next succeeding the giving of the Lessor's opinion as aforesaid terminate this Lease by giving to the other notice in writing of such termination, in which event this Lease and the term hereby demised shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Lessee is liable under the terms of th4s Lease shall be apportioned and paid in full to the date of such destruction or damage; in the event that neither Lessor nor Lessee so terminate this Lease, then the Lessor shall repair the said Premises with all reasonable speed, and notwithstanding such damage or destruction, the term of this Lease and the Lessee's obligations to pay rent and observe the other covenants contained in this Lease shall continue without abatement, provided rent shall abate to the extend that the lessor recovers loss of rental from its insurance coverage.

                (ii) If in the reasonably opinion of the Lessor, to be given to the Lessee within ten (10) days of the happening of such damage or destruction, the said damage or destruction can be repaired with reasonable diligence within one hundred and twenty (120) days from the happening of such damage or destruction, then the Lessor shall repair the said Premises with all reasonable speed, and notwithstanding such damage or destruction, the term of this Lease and the Lessee's obligations to pay rent and observe the other covenants contained in this Lease shall continue without abatement, provided rent shall abate to the extent that the

                        Lessor recovers loss of rental from its insurance coverage. In the event that the repair of the damage and destruction is not completed within the said period of one hundred and twenty (120) days, the rent hereby reserved shall abate from the day following the end of the said period of one hundred and twenty (120) days until the day upon which the Lessee is able to occupy and use the Premises; provided that the Lessee may terminate this Lease by giving the Lessor written ~notice on the day following the said period of one hundred and twenty (120) days or within thirty (30) days thereafter of its intention to terminate this Lease and this Lease shall cease and be void and the Term expire and be at an end.

        (j) No safes, or anything liable to injure or destroy any part of the Premises shall be taken into it without the consent of the Lessor, and the Lessor shall in all cases retain, the power to prescribe the weight and proper position of iron safes; and the cost of repairing any and all damage done to the Premises by taking in or putting out a safe, or by any safe during the term it is in or on the Premises, shall be paid for on demand by the Lessee.

2.      LESSOR'S COVENANTS
        ------------------
        The Lessor covenants with the Lessee for quiet enjoyment.

        PROVISO
        -------
        Proviso for re-entry by the Lessor on non-payment of rent or non-performance of covenants.

3.      COVENANTS OF LESSOR AND LESSEE
        ------------------------------
        (a)     Taxes, etc.
                -----------

                (i) The Lessee shall pay its proportionate share of all taxes and rates, municipal, parliamentary or otherwise assessed against the Building and the Land and the foregoing shall include capital tax being an inputed amount presently against the Lessor on account of its interest in the Building and Land or any part thereof, or capital employed in the Building and Land, as the case may be, and such capital tax shall be inputed as if the amount of such tax were that amount due if the Building and Land were the only real property of the Lessor and includes the amount of any capital or place of business tax levied by the Provincial Government or other applicable taxing authority against the Lessor with respect to the Building and Land whether known as capital tax or by any other name described herein of the Lessor or Lessee on account thereof, and all charges for gas and electric current and telephone and water used by the Lessee, and any business taxes, taxes on personal property or income or license fees, or other taxes (whether or not presently contemplated by the Lessor or the Lessee) including the Goods and Services Tax (Canada) or other similar value-added taxes or other taxes imposed upon the rents, property, business or income of the Lessee which the Lessee shall pay, provided that when and so often as the Lessee neglects or omits to pay the said taxes, charges and fees the Lessor may pay them and may thereupon charge them to the Lessee who shall pay them forthwith and the Lessor shall have the same remedies and may take the same steps for recovery therefor as the Lessor may take for the recovery of rents in arrears under the terms of this Lease. The share to be paid by the Lessee shall be in the proportion that the floor area of the Premises bears to the total leasable floor area of the Building.

                (ii) The Lessee shall have the right to contest by appropriate legal proceedings the validity of any tax, rate, including local improvement rates, assessment or other charges referred to in this paragraph; and if the payment of any such tax, rate, local improvement rates, assessments or other charges may legally be held in abeyance without subjecting Lessor or Lessee to any liability of whatsoever nature for failure to so pay, Lessee may postpone such payment until the final determination of any such proceedings, provided that all such proceedings shall be prosecuted with all due diligence and dispatch;

        (b)     Rights of Re-Entry
                ------------------
                That in the event that the Premises or any part thereof become and remain vacant and unoccupied for a period of fifteen days, or to be used by any other person or persons or for any other purpose than as above provided, without the written consent of the Lessor, this Lease shall at the option of the Lessor cease and be void, and the Term expire and be at an end, anything herein to the contrary notwithstanding, and the proportionate part of the current rent shall thereupon become immediately due and payable, and the Lessor may re-enter and take possession using such force as may be necessary for this purpose, of the Premises as though the Lessee or other occupant or occupants of the Premises was or were holding over after the expiration of the Term, or in such case instead of determining this Lease as aforesaid and re-entering upon the Premises, the Lessor may take possession of the Premises, or any part or parts thereof, and let and manage the same and grant any lease or leases thereof upon such terms as to the Lessor may appear to be reasonable, and demand, collect, receive and distrain for all rental which shall become payable in respect thereof, and apply the said rentals after deducting all expenses incurred in connection with the Premises and in the collection of the said rent including reasonable commission for the collection thereof and the management of the Premises, upon the rent hereby reserved, and the Lessor and every such agent acting as aforesaid from time to time, shall in so acting be the agent of the Lessee, who alone shall be responsible for its acts, and the Lessor shall not be accountable for any moneys except those actually received, notwithstanding any act, neglect, omission, or default of any such agent acting as aforesaid.

        (c)     Force Majeure
                -------------
                Notwithstanding anything to the contrary contained in this Lease, if either party hereto is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reason of strikes, labour troubles: inability to procure materials or services; power failure, restrictive governmental laws or regulations; riots, insurrection; sabotage; rebellion; war; act of God; or other reason whether of a like nature or not which is not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such term, covenant or act is excused for the period of the delay and the party so delayed shall be entitled to perform such term, covenant or act within the appropriate time period after the expiration of the period of such delay. However, the provisions of this subparagraph do not operate to excuse the Lessee from the prompt payment of Rent, Additional Rent or any other payments required by this Lease.

        (d)     Obstructions
                ------------
                The floors, skylights and windows that reflect or emit light into passageways or into any place in the Premises shall not be covered or obstructed by the Lessee, and no awning shall be put up over any window without the written sanction of the Lessor. The water closets and other water apparatus shall not be used for any purposes other than those for which they are constructed and no sweeping, rubbish, rags, ashes or other substances shall be thrown therein; and damage resulting to them from misuse shall be borne by the Lessee; windows in the plant and warehousing area are to be excepted and may be covered appropriately by the Lessee.

        (e)     Erection of Sign by Lessee
                --------------------------
                The Lessee shall have the right, subject to compliance with all relevant municipal by-laws and regulations, and in accordance with the sign standards in the project and subject to the consent of the Lessor, such consent not to be unreasonably withheld or delayed, to erect a suitable sign or signs at its sole expense on the exterior of the Premises identifying it and the nature of its business.

        (f)     Nuisance
                --------
                The Lessee shall not do or permit anything to be done in the Building that shall be deemed by the Lessor as a nuisance, or do or permit anything to be done which will conflict with the laws relating to fires or with the regulations of the Fire Department, or with any insurance policy upon said building or any part thereof, or with any of the rules and ordinances of the Board of Health, or with any statute or any municipal by-law. The Lessee covenants and agrees to pay as additional rent any increase in insurance premiums resulting from its use and occupation of the Premises, including, without limiting the generality of the foregoing, any increase in insurance premiums resulting from the nature of the materials and supplies kept in the Premises by the Lessee.

        (g)     Outside Storage
                ---------------
                The Lessee shall not use any outside garbage or other containers unless approved by the Landlord or to allow any ashes, refuse, waste material, debris, rubbish, garbage or other loose materials or other objectionable material to accumulate in or about the Premises and not to store or cause to be stored outside of the Building any of its inventory or stock-in-trade or raw materials and at all times to keep the Premises (including the exterior loading dock area, if applicable) in a neat and broom-clean condition.

        (h)     Right of Lessor to Enter Premises
                ---------------------------------
                The agents of the Lessor shall have the right to enter the Premises at reasonable hours in the day to examine the same, or to make such repairs or alterations as they shall deem necessary for the safety and preservation of the Building, and shall also have the right during the three months previous to the expiration of the lease of the Premises to exhibit the Premises to be let, and to put upon them their usual notice "For Rent", which notice shall not be removed by the Lessee.

        (i)     Connections For Telephone Or Telegraph
                --------------------------------------
                If the Lessee desires telegraphic or telephonic connection, the Lessor reserves the right to direct the electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires shall take place. No other wires or pipes of any kind shall be introduced without the consent of the Lessor.

        (j)     Deliver Up Premises In Good Condition
                -------------------------------------
                The Lessee upon giving up possession shall leave the Premises in a clean condition and shall return to the Lessor all keys and lock combinations belonging to the Premises or Building.

        (k)     Lessor's Work
                -------------
                The Lessor shall complete the Premises prior to the Lease commencement date, at its own cost and expense, in accordance with the specifications as set out in Schedule "B" attached hereto. No minor changes or variations from the plans and specifications that have been agreed upon by and between the parties hereto which may have been necessary during the preparation of the Premises for the Lessee or during construction will affect or change this Lease or invalidate same, nor shall the Lessor be liable for any delay in the completion of such installations resulting from circumstances beyond its control.

        (1)     Lessee's Work
                -------------
                The Lessee shall complete, at its own cost and expense, the Premises in accordance with the specifications as set out in Schedule "C" attached hereto, in a good and workmanlike manner.

        (m)     Lessor's Obligations To Repair Limited To Structural Defects
                ------------------------------------------------------------
                Save and except with respect to repairs resulting from fire damage as hereinbefore set forth, the Lessor's obligations to repair shall be limited solely to structural defects. If, however, the Lessor is required to maintain or repair the structural portion of the Premises by reason of the negligent acts or omissions of the Lessee, its employees, agents, invitees, suppliers, agents and servants of suppliers, licencees or sub-tenants, the Lessor may add the cost of such maintenance and repair to the rent which shall thereafter become due. The structural portion of the Premises shall be deemed to include the foundations, roof, load bearing walls, water mains and sewer lines. The Lessee shall be solely responsible for repair of minor roof leaks.

        (n)     Heating of Premises
                -------------------
                The Lessee covenants to heat the Premises at its own expense using the heating equipment supplied and installed by the Lessor, it being understood and agreed that the maintenance and repair of the said heating equipment required to keep same in operating condition shall be the sole responsibility of the Lessee.

        (o)     Insurance
                ---------
                The Lessee shall during the entire term hereof and during any renewal or extension thereof keep in full force and effect a policy of public liability and property damage insurance in companies qualified to do business in the Province of Ontario with respect to the demised Premises, and the sidewalks in front of the demised Premises in joint names of the Lessor and Lessee. Such policy shall be written on a comprehensive basis with inclusive limits of not less than TWO MILLION DOLLARS ($2,000,000.00) for bodily injury to any one or more persons, or property damage, and shall not be invalidated as respects the interest of the Lessor and of any mortgagee by reason of any breach or violation of any warranties, representations, declarations or conditions contained in the policy. Any such policy must contain a severability of interests clause, a cross-liability clause and shall be primary and shall not call into contribution any other insurance available to the Lessor or any mortgagee.

                The Lessee shall pay, as Additional Rent, its proportionate share of the premiums for fire insurance and all risks coverage including public liability and loss of rental income, boiler and machinery, earthquake, flood and plate glass insurance on the Building to be paid within ten (10) days after notice thereof by the Lessor to the Lessee, in the ratio that the total floor area of the demised Premises bears to the total leasable floor area of the Building.

                The Lessee covenants that nothing will be done or omitted to be done whereby any policy of insurance shall be cancelled or the premises rendered uninsurable. The Lessee shall pay to the Lessor forthwith upon request any increase in insurance premiums for the building in which the demised Premises are located resulting from the Lessee's use of the demised Premises.

        (p)     Maintenance Expenses Of Common Area Appurtenant To The Building
                ---------------------------------------------------------------
                The Lessee further covenants and agrees to reimburse the Lessor and to pay to the Lessor, as Additional Rent, within ten (10) days after notice thereof from the Lessor to the Lessee, a proportionate share of the Lessor's costs of operating, maintaining and repairing all common areas (including parking area) appurtenant to the Building including, without limiting the generality of the foregoing, the cost of maintaining, cleaning, snow removal, gardening, policing, painting of dividing lines, repair of pavements, insuring against casualties, injury and damages which may occur appurtenant to the said Building in the ratio that the total floor area of the demised Premises bears to the total leasable floor area of the Building. For purposes of this paragraph the term "common area" includes all entrances and exits, pedestrian walkways, sidewalks, roads and road service area (if any) located on the Lands, municipally known as Nos. 43 and 45 Riviera Drive, in the Town of Markham.

                At the request of the Lessee, the Lessor shall produce such reasonable evidence as may be required describing in sufficient detail the maintenance and repairs effected on the common areas by the Lessor and the costs thereof.

        (q)     Assignment And Sub-Letting
                --------------------------

(1) The Lessee shall not assign, sublet or part with possession of the Premises or any part thereof, or share the occupation of the Premises or any part thereof without the consent of the Lessor in writing first had and obtained, which consent may not be unreasonably or arbitrarily withheld, provided however, and it is made a condition to the giving of such consent that:

                (i) the Lessee be not in default in the performance of any of its covenants, provisos or obligations contained in the within lease;

                (ii) the proposed Lessee, Assignee or sub--lessee of this Lease shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements by this Lease imposed upon the Lessee herein in the form to be approved by the solicitor for the Lessor;

(2) At the time that such consent for assignment, subletting or parting with possession of the Premises is requested by the Lessee as contemplated by sub--paragraph (1) hereof, the Lessee shall furnish to the Lessor copies of all proposed agreements relating to the assignment, subletting or parting with possession and such information required by the Lessor relating to the financial integrity of the proposed lessee or sub-lessee. In the event that the proposed Assignee, sub-lessee or occupant is unsatisfactory to the Lessor, the Lessor shall have the option, to be exercised within five (5) days from the date upon which such consent is requested (provided the Lessor has received the documentation set forth herein) to terminate this Lease upon the date on which such assignment, subletting or parting with possession was to become effective, unless within five (5) days from the date upon which the Lessor notifies the Lessee of its intention to terminate this Lease, the Lessee by notice in writing to the Lessor withdraws its request for such consent and indicates that it will continue to occupy the Premises under the provisions hereof whereupon this Lease shall continue as if such consent had not been requested.

4.      FURTHER COVENANTS OF LESSEE
        ---------------------------

        The Lessee covenants and agrees as follows:

        (a) Without limiting the generality of anything herein contained, the Lessee covenants and agrees to have any heating, air-conditioning and sprinkler equipment and systems provided by the Lessor and located within the demised Premises inspected regularly and at least annually during the term of the Lease and any renewal or extension thereof, at Lessee's expense, it being understood and agreed that the maintenance and repair of the said equipment and systems required to keep same in operating condition shall be the sole responsibility of the Lessee.

        (b)     Default
                -------
                If the Lessee fails to pay, `when due, any amounts or charges required to be paid pursuant to this Lease, the Lessor after giving five (5) days notice in writing to the Lessee may, but shall not be obligated to, pay all or any part of the same. If the

Lessee is in default in the performance of any of its covenants or obligations hereunder (other than the payment of rent or other sums required to be paid pursuant to this Lease), the Lessor may from time to time after giving such notice as it considers sufficient (or without notice in the case of any emergency) having regard to the circumstances applicable, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purpose may do such things as may be required, including, without limitations, entering upon the demised Premises and doing such things upon or in respect of the demised Premises or any part thereof as the Lessor reasonably considers requisite or necessary. All expenses incurred and expenditures made pursuant to this paragraph shall be paid by the Lessee as Additional Rent or otherwise as may be the case forthwith upon demand. The Lessor shall have no liability to the Lessee for any loss or damages resulting from any such action or entry by the Lessor upon the demised Premises under this paragraph and same is not a re-entry or a breach of any covenant for quiet enjoyment contained in this Lease.

                In the event that the Lessee fails to pay, when the same is due and payable, any rent, Additional Rent or other amount (including, without limiting the generality of the foregoing, taxes, insurance premiums and common area maintenance expenses) payable by the Lessee pursuant to the terms of this Lease, such unpaid amount shall bear interest at an annual rate equal to the prime lending rate in effect from time to time charged by The Toronto-Dominion Bank to its best commercial customers in Toronto plus 5% per annum calculated from the due date thereof to the date of payment, subject to monthly compounding; and the Lessor, in addition to any other right, shall have the same remedies and may take the same steps for the recovery of all such amounts and such interest thereon as it might take for the recovery of rent in arrears under the terms of this Lease.

        (c) To comply with the requirements of every applicable statute, law and ordinance, arid with every applicable lawful regulation or order, with respect to the removal of any encroachment, or to the condition, equipment, maintenance, use or occupation of the demised Premises.

        (d)     Lessor Not Responsible
                ----------------------
                The Lessor shall not be liable nor responsible in any way for any personal injury that may be suffered or sustained by the Lessee or any customer or employee of the Lessee or any other person who may be upon the Premises and/or entrances and/or common areas appurtenant thereto; for any loss of or damage or injury to any property belonging to the Lessee or to any customers or employees of the Lessee or to any other person while such property is on the Premises and/or entrances and/or common areas appurtenant thereto; and in particular (but without limiting the generality of the foregoing) the Lessor shall not be liable for any damage to any such property caused by steam, water, gas, rain or snow which may leak into, issue or flow from any part of the Building, or from the water, steam, sprinkler, gas or drainage pipes or plumbing works of the same or from any other places or quarters or for any damage caused by anything done or omitted to be done by the Lessor. All risks of any such injury being assumed by the Lessee who shall save harmless and indemnify the Lessor in connection therewith.

        (e)     Lessee to Indemnify Lessor
                --------------------------
                That the Lessee will indemnify and save harmless the Lessor of and from all fines, suits, claims, demands and actions of any kind and nature to which the Lessor shall or may become liable for or suffer by reason of any breach, violation or non-performance by the Lessee of any covenant, term or provision hereof, or by reason of any injury occasioned to or suffered by any person or persons or any property by reason of any act, neglect or default on the part of the Lessee or any of its employees.

        (f)     Failure of Lessee To Pay Taxes, etc.
                -----------------------------------
                That in the event of the Lessee failing to pay any tax, rate, insurance premiums or charges which it has herein covenanted to pay, the Lessor may pay the same and shall be entitled to charge the same so paid to the Lessee, who shall pay them forthwith on demand; and the Lessor in addition to any other right shall have the same remedies and may take the same steps for the recovery of all such sums as it might take for the recovery of rent in arrears under the terms of this Lease.

        (g)     Condonation No Waiver of Subsequent Default
                -------------------------------------------
                That any condonement, excusing or overlooking by the Lessor of any default or breach or non-observance by the Lessee at any time in respect of any covenant, proviso or condition herein contained shall not operate as a waiver of the Lessor's rights hereunder in respect of any subsequent default, breach or non-observance nor so as to defeat or affect in any way the rights of the Lessor hereunder in respect of any subsequent default, breach or non-observance.

        (h)     Net Lease
                ---------
                It is the intention of the parties hereto that the rental paid hereunder shall be net to the Lessor with respect to the Premises and clear of all taxes, costs and charges arising from or related to the Premises and without limiting the generality of the foregoing, the Lessee shall pay all taxes, liability insurance premiums, and all charges and expenses of every nature and kind relating to the Premises (save and except repair of structural defects as aforesaid) including, without limiting the generality of the foregoing, all heating expenses and public utility charges for the Premises.

        (i)     No Abatement of Rent
                --------------------
                Save as otherwise expressly provided in this Lease, there shall be no abatement from or reduction of the rent due hereunder, nor shall the Lessee be entitled to damages, losses, costs or disbursements from the Lessor during the Term hereby created, caused by or on account of fire, water, sprinkler systems, partial or temporary failure or stoppage of heat, light, elevator, live steam or plumbing service in or to the Premises or Building, whether due to acts of God, strikes, accidents, the making of alterations, repairs, renewals, improvements, structural changes to the Premises or Building or the equipment or systems supplying the said services, or from any cause whatsoever.

        (j)     Attornment and Postponement to Mortgage
                ---------------------------------------
                The Lessee covenants and agrees at any time upon notice from the Lessor to attorn to and become a tenant of any mortgagee of the lands and premises herein upon the same terms and conditions as are herein set forth and in confirmation of such agreement to attorn the Lessee shall execute promptly upon request by the Lessor all instruments or documents which may from time to time be requested to give effect thereto; PROVIDED that such mortgage shall permit the Lessee to continue in quiet possession of the Premises in accordance with the terms and conditions of this Lease so long as the Lessee is not in default hereunder.

        (k)     Holding Over
                ------------
                Provided that it is understood that if the Lessee shall continue to occupy the Premises after the expiration of the Term hereby granted or any renewal or extension thereof with the consent of the Lessor, then unless there shall be some written agreement to the contrary, the tenancy herein shall be construed to be a tenancy from month to month at the rents herein specified (pro-rated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable.

5.      FURTHER COVENANTS OF LESSOR AND LESSEE
        --------------------------------------
        (a)   (i)       Additional Rent
                        ---------------
                        The Lessor may, at its option, require the Lessee to pay to it in advance on the 1st day of each month during the term hereof, an amount estimated from time to time by the Lessor to reimburse the Lessor for the Lessee's share of realty taxes, utility charges, insurance premiums, common area maintenance charges, and other items of Additional Rent as hereinbefore set forth, subject to readjustment between the Lessor and Lessee within ninety (90) days after the end of each lease year.

                (ii) The Lessee shall pay to the Lessor annually, which is included in Additional Rent, a management fee in an amount equal to 5% of the gross rental paid by the Lessee to the Lessor in such year, the term "gross rental" being deemed to include all rent installments and common expenses required to be paid by the Lessee including, without limiting the generality of the foregoing, realty tax and insurance premium contributions, share of utility charges, and common area maintenance charges.

        (b)     Arbitration
                -----------
                In the event that the parties are unable to agree as to the rental during any renewal period, or if any time during the currency of this Lease or any renewal thereof or after the termination thereof, any dispute, difference or question shall arise between the parties hereto or any of their representatives arising out of the interpretation, performance, or observance hereof or of any portion hereof, or the construction, meaning or effect of these presents, or anything herein contained, then every such disagreement, dispute, difference or question shall be submitted to arbitration by giving of notice by either party to the other party. In the event of arbitration, the arbitrator shall be such that the parties may agree to on or before thirty (30) days from the submission by either party of the dispute to arbitration; in default of agreement on or before the expiration of such thirty

(30) days, then within ten days thereafter, the Lessor shall appoint an arbitrator, the Lessee shall appoint an arbitrator, and the two so chosen shall appoint a third arbitrator within then (10) days thereafter. If either party defaults in such appointment within the said ten (10) day period, the arbitrator appointed by the other party shall act as sole arbitrator as if appointed by both parties. In the event that the two arbitrators so chosen by the parties fail to appoint a third arbitrator within the ten (10) day period hereinbefore limited, then either party may apply to a judge of the Ontario Court (General Division) at Toronto to appoint such third arbitrator. The arbitrator or arbitrators, as the case may be, shall have all the powers given by The Arbitrations Act (Ontario) to arbitrators and may at any time and from time to time proceed in such manner as he or they may think fit on such notice as he or they may deem reasonable and after notice in the absence of either party. The award and determination of the arbitrator or a majority of the arbitrators shall be final and binding and each party agrees not to appeal from any such award or determination. The cost of such arbitration shall be in the discretion of the arbitrator. In all other respects such arbitration shall be governed by The Arbitration Act, R.S.O. 1980 as amended.

        (c)     Right to Renew
                --------------
                NIL

        (d)     Lessor's Warranties
                -------------------
                The Lessor warrants and represents to the Lessee that to the best of its knowledge and belief the structure and the roof of the Building are in good repair, and the HVAC, electrical and mechanical systems serving the Premises are fully operational and free from potential defect, normal wear and tear excepted, as of the date set for occupancy.

                The Lessor further warrants that to the best of its knowledge, the Lands do not contain nor have they ever contained lead, asbestos, PCB's or any other hazardous substance as defined by the Environmental Protection Act of Ontario.

        (e)     Measurement of Rentable Area
                ----------------------------
                Prior to the Lease commencement date, the Lessor shall provide to the Tenant confirmation of the measurement of the rentable area of the Premises from its architect, engineer or designer, and the net rent and Additional Rent shall be adjusted accordingly, if necessary. It is understood and agreed that the rentable area of the Premises shall be measured from the outside of all exterior walls and the centre line of all demising walls.

        (f)     Expropriation
                -------------
                If at any time during the Term hereby granted any public body or paramount authority shall take or expropriate the whole or a portion of the Premises, then the following provisions shall apply:

                (a)     Not Materially Affecting Premises
                        ---------------------------------
                        If such expropriation or compulsory taking does not materially affect the Lessee's use or enjoyment of the Premises, then the whole of the compensation awarded for settlement for the lands, or portion of the Premises so taken or expropriated, whether fixed by agreement or otherwise, shall be paid or received by the Lessor, and the Lessee hereby assigns transfers and sets over unto the Lessor all the right, title and interest of the Lessee therein and thereto, and this Lease shall thereafter continue in effect with respect to the Premises or such portion thereof as then remains, without abatement of rent.

                (b)     Premises Materially Affected
                        ----------------------------
                        If such expropriation or compulsory taking does materially affect the Lessee's use or enjoyment of the Premises, then this Lease shall be deemed to terminate and the Term hereof shall terminate on the date upon which the expropriating or taking authority requires possession of the lands so expropriated or taken, and in such event the Lessor shall be entitled to receive the entire compensation awarded or settlement for the land and/or building so taken or expropriated, whether fixed by agreement or otherwise, save and except for that portion thereof as is specifically awarded or allocated in respect of leasehold improvements or other interests, made by the Lessee.



        (g)     Environmental Audit

                (i) The Lessor shall have the right to conduct an Environmental Audit of the Premises at any time and from time to time throughout the Term.

                        "Environmental Audit" means a complete review of the Premises and the environmental practices of the Lessee thereon by the Lessor, its employees or agents and shall include such visual inspections, interviews with the Lessee, its employees, servants, or agents, and such soil, air, or other tests as the Lessor shall, in its sole discretion, deem to be necessary.

                        "Hazardous Substance" means any substance that requires special precautions in its storage, collection, transportation, treatment or disposal to prevent damage to persons or property and includes explosive, flammable, volatile, radioactive, toxic and pathological waste.

                (ii) In the event that the Environmental Audit reveals that the Lessee is handling any Hazardous Substance in a manner unsatisfactory to the Lessor in accordance with first class environmental protection practices, the Lessor shall give the

                        Lessee ninety (90) days within which to amend its manner of handling such Hazardous Substances to comply with first class environmental protection practices and the manner in which the Lessor indicates such substances must be handled. The Lessee shall further forthwith carry out such procedures as are, in the sole opinion of the Lessor, necessary to correct any damage which may have been done to any of the Lands and/or Building of the Lessor or to forestall any damage to any of the Lands and/or Building of the Lessor which in the opinion of the Lessor may be created by the unsatisfactory handling with such Hazardous Substances.

                (iii) In the event that the Lessee shall be in default of the provisions hereof and shall fail to amend its practices or take such corrective measures as are required pursuant to subparagraph (ii) hereof within the aforesaid ninety (90) day period, the Lessor shall have the right to enter upon the Premises and carry out such procedures as are, in the sole opinion of the Lessor, necessary to correct any damage which may have been done to any of the Lands and/or Building of the Lessor, or to forestall any damage to any of the Lands and/or Building of the Lessor which in the opinion of the Lessor may be created by the unsatisfactory handling of such Hazardous Substances and the Lessee shall pay to the Lessor on demand, as Additional Rent, all costs and expenses of carrying out such procedures. Further, in addition to and without limiting any other remedies available to the Lessor, the Lessor may, on seven (7) days notice, terminate the Lease.

                (iv)    The Lessee shall pay to the Lessor as Additional

                        Rent, forthwith upon demand, the cost of any Environmental Audit conducted by the Lessor together with the costs, if any, to carry out such procedures required to correct any damage, or forestall any potential damage to the Lands and/or Building of the Lessor due to the unsatisfactory handling such Hazardous Substances by the Lessee.

                (v) The Lessee promptly complies with and conforms to the requirements of all applicable statutes, laws, by-laws, regulations, ordinances and orders of any governmental or quasi governmental body having jurisdiction thereover with respect to the production or odours or other emissions into the air in or surrounding the Premises, the Building, or any part thereof.

                (vi) If the Lessor shall notify the Lessee that an Obnoxious Odour is emitting from the Premises, the Lessee shall forthwith take all necessary actions to eliminate the Obnoxious Odours or to reduce the level thereof as aforesaid, then, in addition to and without limiting any other rights or remedies of the Lessor hereunder, the Lessor may, upon two (2) days notice to the Lessee, itself take such actions as it deems necessary to eliminate the Obnoxious Odours or to reduce the level thereof. If the Lessor shall have taken such actions, the Lessee shall forthwith pay to the Lessor, as Additional Rent, upon demand all costs incurred by the Landlord together with an amount equal to fifteen percent (15%) thereof as an administrative and supervisory fee.

                        "Obnoxious Odour" means any odour which the Lessor, acting reasonably shall deem to be an offensive and obnoxious odour.

                (vii) In the event that any of the actions required to eliminate the Obnoxious Odours or to reduce level thereof shall require alterations to the Demised Premises the provisions of Paragraph 4(b) hereof shall apply.



        (h)     Only Agreement
                --------------
                This Lease constitutes the entire agreement between the Lessor and Lessee and neither party is bound by any representation, warranty, promise, agreements or inducement not embodied herein.

        (i)     Time of the Essence
                -------------------
                 Time shall be of the essence of this agreement save as herein otherwise specified.

        (j)     Amendment of Lease
                ------------------
                This Lease may not be modified or amended except by an instrument in writing signed by the parties hereto or by their successors or assigns.

        (k)     Notice
                ------
                Any notice which either of the parties is required or permitted to give pursuant to any provisions of this Lease may, if intended for the Lessee, be given by a writing left at the Premises or mailed by prepaid registered mail addressed to the Lessee at the Premises and if intended for the Lessor by a writing left at the premises of the Lessor at 2015 Peel Street, Suite 1200, Montreal, Quebec, H3A lT8, Attention: Mr. Ron Mashaal or mailed by prepaid registered mail addressed to the Lessor at the Lessor's said Premises, and such notice shall be deemed to have been given at the time it was delivered or on the third business day (excluding Saturday) following the date of mailing as the case may be. Either party may by notice as aforesaid, from time to time, change the address for delivery of notice. During any period of interruption of postal service, any notices aforesaid shall be delivered by hand.

        (1)     Captions
                --------
                The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of the sections or articles of this Lease nor in any way affect this Lease or the interpretation or construction of this Lease.

        (m)     Interpretation
                --------------
                The words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

                Unless the context otherwise requires, the word "Lessor" and the "Lessee" wherever used herein shall be construed to include and shall mean heirs, executors, administrators, successors and/or assigns of the said Lessor and Lessee respectively.

        IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective corporate seals under the hands of their proper signing officers duly authorized in that behalf.





  SIGNED, SEALED AND DELIVERED                      SPANTER DEVELOPMENTS INC.
     In the presence of:
                                                    Per:  /s/ Ronald Mashall
                                                            ------------------
                                                            Ronald Mashall


                                                     MIAD SYSTEMS LTD.

                                                     Per: /s/ Michael Green
                                                          -------------------
                                                              Michael Green